SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   September 28, 2010

KEYUAN PETROCHEMICALS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-124837	45-0538522
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Qingshi Industrial Park
Ningbo Economic & Technological Development Zone
Ningbo, Zhejiang Province
P.R. China 315803
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(86) 574-8623-2955
 (ISSUER TELEPHONE NUMBER)

 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

–––––––––––––––– Copies to: Gregg E. Jaclin, Esq. Eric M. Stein, Esq. Joy Z. Hui, Esq. Anslow + Jaclin, LLP 195 Route 9 South, Suite 204 Manalapan, New Jersey 07726 (732) 409-1212
––––––––––––––––

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements contained in this Form 8-K that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements about the Registrant’s expectations, beliefs, intentions or strategies for the future, which are indicated by words or phrases such as “anticipate,” “expect,” “intend,” “plan,” “will,” “we believe,” “management believes” and similar words or phrases. The forward-looking statements are based on management’s current expectations and are subject to certain risks, uncertainties and assumptions. Our actual results could differ materially from results anticipated in these forward-looking statements. All forward-looking statements included in this document are based on information available to us on the date hereof, and we assume no obligation to update any such forward-looking statements.

Item 1.01 Entry into a Material Definitive Agreement.

Offering

On September 28, 2010 (the “Closing Date”), in connection with a security purchase agreement between Keyuan Petrochemicals, Inc. (hereinafter referred to as “we,” “us,” or the “Company”) and the investors identified on Exhibit A thereto (collectively, the “Investors”), we closed a private placement (the “Offering”) of $20,250,000 from offering a total of 540,001 units (the “Units”) at a purchase price of $37.5 per Unit, each consisting of, (a) ten (10) shares of Series B convertible preferred stock of the Company (the “Series B Preferred Shares”), (b) one and a half (1.5) three year Series C warrant (the “Series C Warrants”) to purchase one (1) share of Common Stock, at an exercise price of $4.50 per share, and (c) one and a half (1.5) three year Series D warrant (the “Series D Warrants,” together with the Series C Warrants collectively hereinafter referred to as “Warrants”) to purchase one (1) share of Common Stock, at an exercise price of $5.25 per share (the “Private Placement”) in reliance upon the exemption from securities registration afforded by Regulation S (“Regulation S”) as promulgated under the Securities Act of 1933.

Pursuant to the Purchase Agreement, the Investors agree not to convert the Series B Preferred Shares or exercise the Warrants which will result in issuance of shares of Common Stock underlying the Series B Preferred Shares and the Warrants (the “Conversion Shares”), until the Company obtains stockholder approval (the “Shareholder Approval”) for the issuance of the Units in compliance with the rules or regulations of the Trading Market on which it is listed and provides notice to its shareholders pursuant to applicable securities laws.

Series B Certificate of Designation

On the Closing Date, we also designated 8,000,000 shares of preferred stock, par value $0.001 per share as Series B Preferred Stock with a three-year term that matures (the “Maturity”) on the third year anniversary of the date of issuance (the “Issuance Date”) by filing a certificate of designation (the “Series B Certificate of Designation) with the Secretary of State of the State of Nevada. The designation, powers, preferences and rights of the shares of Series B Preferred Stock and the qualifications, limitations and restrictions thereof are contained in the Series B Certificate of Designation and are summarized as follows:

•
The Series B Preferred Stock shall rank junior to our series A preferred stock, and rank senior to our common stock and series M preferred stock and to all other classes and series of our equity securities (the “Junior Stock”), with respect to dividend rights and rights on liquidation, winding-up and dissolution of the Company. The Series B Preferred Stock shall be subordinate to and rank junior to all of our indebtedness now or hereafter outstanding.

•
The holders of Series B Preferred Stock are entitled to receive cumulative dividends during the first year immediately from and after the Issuance Date (the “Dividend Period”). During the Dividend Period, for each outstanding share of Series B Preferred Stock, dividends shall be payable quarterly, at the rate of 6% per annum, on or before each ninety (90) day period following the Issuance Date (each, a "Dividend Payment Date"), with the first Dividend Payment Date to occur promptly following the three month period following the Issuance Date, and continuing until the end of the Dividend Period.  We shall have the right, at our sole and exclusive option, to pay all or any portion of each and every quarterly dividend that is payable on each Dividend Payment Date, either (i) in cash, or (ii) by issuing to the holder(s) of Series B Preferred Stock such number of additional Conversion Shares which, when multiplied by $3.75 would equal the amount of such quarterly dividend not paid in cash.  Following the expiration of the Dividend Period, the holders of Series B Preferred Stock shall not be entitled to any additional dividend payment or coupon rate.

•	The holders of the Series B Preferred Stock shall have the voting rights to vote separately as a class on the following issues:

(i) authorize, create, issue or increase the authorized or issued amount of any class or series of preferred stock, which class or series, in any such case, ranks pari passu or senior to the Series B Preferred Stock, with respect to the distribution of assets on liquidation (as defined below);

(ii) amend, alter or repeal the provisions of the Series B Preferred Stock, whether by merger, consolidation or otherwise, so as to adversely affect any right, preference, privilege or voting power of the Series B Preferred Stock; provided, however, that any creation and issuance of another series of Junior Stock shall not be deemed to adversely affect such rights, preferences, privileges or voting powers;

(iii) issue any shares of Series B Preferred Stock (or any securities convertible into or exercisable for, directly or indirectly, any shares of Series B Preferred Stock or other security, other than Junior Stock) other than pursuant to the Purchase Agreement;

(iv) repurchase, redeem or pay dividends on, shares of common stock or any other shares of the Junior Stock (other than de minimis repurchases from our employees in certain circumstances or repurchases pursuant to a plan approved by the board of directors);

(v) amend our articles of incorporation or by-laws so as to affect materially and adversely any right, preference, privilege or voting power of the Series B Preferred Stock; provided, however, that any creation and issuance of another series of Junior Stock shall not be deemed to adversely affect such rights, preferences, privileges or voting powers;

(vi) effect any distribution with respect to Junior Stock other than as permitted pursuant to clause (iv) above;

(vii) reclassify our outstanding securities;

(viii) voluntarily file for bankruptcy, liquidate our assets or make an assignment for the benefit of our creditors; or

(ix) materially change the nature of our business.

•
Shares of Series B Preferred Stock are convertible in whole or in part, at the option of the holders, into shares of our common stock at $3.75 per share prior to the Maturity, and all outstanding shares of the Series B Preferred Stock shall automatically convert to shares of common stock upon Maturity, provided, however, at no time may holders convert shares of Series B Preferred Stock if (i) we have not obtained the Shareholder Approval; or (ii) the number of shares of common stock to be issued pursuant to such conversion would cause the number of shares of common stock beneficially owned by such holder and its affiliates in excess of 9.99% of the then issued and outstanding shares of common stock outstanding at such time, unless the holder provides us with a waiver notice in such form and with such content specified in the Series B Certificate of Designation.

Registration Rights Agreement

In connection with the Offering, we also entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investors, in which we agreed to file a registration statement (the “Registration Statement”) with the Commission to register for resale the Common Stock issuable upon conversion of the Series B Preferred Stock, the Series C Warrant Shares and the Series B Warrant Shares, within 30 calendar days of the Closing Date, and to have the registration statement declared effective within 150 calendar days of the Closing Date or within 180 calendar days of the Closing Date in the event of a full review of the registration statement by the Commission. If we do not comply with the foregoing obligations under the Registration Rights Agreement, we will be required to pay cash liquidated damages to each Investor, at the rate of 1% of the applicable subscription amount for each 30 day period in which we are not in compliance; provided, that such liquidated damages will be capped at 10% of the subscription amount of each investor and will not apply to any registrable securities that may be sold pursuant to Rule 144 under the Securities Act, or are subject to an SEC comment with respect to Rule 415 promulgated under the Securities Act.

In addition, pursuant to the Registration Rights Agreement, the Investors acknowledged and agreed that the registration rights granted under the Registration Rights Agreement are subject in all respects to the full realization of the registration rights granted to the purchasers in the private placement closed on April 22, 2010.

Securities Escrow Agreement

In connection with the Offering, we also entered into a securities escrow agreement with the Investors (the “Securities Escrow Agreement”) and Delight Reward Limited (the “Stockholder”), holder of all of our issued and outstanding Series M preferred stock (the “Series M Preferred Stock”), pursuant to which, the Stockholder agrees to deliver into an escrow account 3,400 shares of our Series M Preferred Stock convertible into 3,400,000 shares of Common Stock to be used as escrow shares (the “Escrow Shares”) after we amend our Articles of Incorporation to increase our authorized Common Stock to one hundred million (100,000,000) shares. With respect to the 2010 performance year, if we achieve less than 95% of the 2010 performance threshold, then the Escrow Shares for such year will be delivered to the Investors in the amount of 500,000 shares of Common Stock for each full percentage point by which such threshold was not achieved up to a maximum of 3,400,000 shares of Common Stock.

Lock-up Agreement

On the Closing Date, we entered into a lock-up agreement (the “Lock-Up Agreement”) with each of Messers Chunfeng Tao, Jicun Wang, Peijun Chen and Xin Yue (collectively, the “Affiliates”), whereby the Affiliates are prohibited from selling our securities that they directly or indirectly own (the “Lock-Up Shares”) until the Registration Statement is declared effective by the Commission (the “Lock-Up Period”). In addition, the Affiliates further agree that during the twenty four (24) months immediately following the Lock-Up Period, the Affiliates shall not offer, sell, contract to sell, assign, transfer (the “Transfer”) more than twenty percent (20%) of the Lock-Up Shares in the aggregate, provided, that the Affiliates may Transfer not more than 0.83333% of the Lock-Up Shares during each calendar month following the Lock-Up Period, other than engaging in a Transfer in a private sale of the Lock-Up Shares if the transferee agrees in writing to be bound by and subject to the terms of the Lock-Up Agreement.

Voting Agreement

On the Execution Date, we also entered into a voting agreement (the “Voting Agreement”) with the Stockholder and the Investors, pursuant to which the Stockholder agreed to (i) give its written consent in any action to approve the issuance of the Underlying Shares which will result in issuance of securities greater than 20% of the then outstanding shares of Common Stock at a price less that the applicable market, and (ii) to appoint a person designated by the Investors holding a majority of the Preferred Shares as a member of the board of directors of the Company and the subsidiary of the Company organized under the laws of the People’s Republic of China.

A copy of the Series B Certificate of Designation, the Purchase Agreement, the Registration Rights Agreement, the Securities Escrow Agreement, the Lock-Up Agreement and the Voting Agreement are incorporated herein by reference and are filed as Exhibits 3.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K. The description of the transactions contemplated by such agreements set forth herein do not purport to be complete and is qualified in its entirety by reference to the full text of the exhibits filed herewith and incorporated herein by reference.

Compensation to Placement Agents

TriPoint Global Equities, LLC acted as the Company’s exclusive placement agent (the “Placement Agent”) in connection with the Offering.  In connection with the services performed by the Placement Agent in the Offering, the Placement Agent received: (i) cash commissions equal to 6% of the gross proceeds received by the Company; (ii) a cash management finance fee equal to 1% of the gross proceeds raised by the Company in the Offering, payable at the time of each closing; and (iii) warrants to purchase such number of securities equal to 8% of the aggregate number of securities being sold and/or issued in the Offering (the “Agent Warrants”). The Company also agreed to compensate the Placement Agent for all of its reasonable expenses in connection with the Offering.

Item 3.02 Unregistered Sales of Equity Securities

As more fully described in Item 1.01 above, on September 28, 2010, we consummated the Private Placement for the issuance and sale of 540,001 Units, consisting of an aggregate of (a) 5,400,010 shares of Series B Preferred Stock, (b) three-year Series C Warrants to purchase up to 810,002 Series C Warrant Shares, and (c) three-year Series D Warrants to purchase up to 810,002 Series D Warrant Shares, for aggregate gross proceeds of $20,250,000.

The issuance of the Units, the Series B Preferred Stock, the Series C Warrants, the Series D Warrants and the placement agent warrants pursuant to the Private Placement were exempt from registration pursuant to Regulation S promulgated under the Securities Act of 1933, as amended. We made this determination based upon the representations of the Investors that they were not a “U.S. person” at that term is defined in Rule 902(k) of Regulation S under the Securities Act.

Item 8.01 Other Events

On September 29, 2010, the Company issued a press release announcing the completion of Offering in the amount of $20,250,000. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

None.
(c)	Shell company transactions. None.

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Designation of Series B Preferred Stock
10.1	Securities Purchase Agreement, dated September 28, 2010, by and among Keyuan Petrochemicals, Inc. and Investors Identified therein
10.2	Registration Rights Agreement, dated September 28, 2010
10.3	Securities Escrow Agreement, dated September 28, 2010
10.4	Lock-up Agreement, dated September 28, 2010
10.5	Voting Agreement, dated September 28, 2010
10.6	Form of Series C Warrant
10.7	Form of Series D Warrant
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keyuan Petrochemicals, Inc.

By:	/s/ Chunfeng Tao
Name:	Chunfeng Tao
Title:	Chief Executive Officer
Dated:	September 30, 2010